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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004


                                ---------------

                                   FORM 8-K

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                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) October 29, 1999


                             ____________________


                         Global Crossing Holdings Ltd.
             (Exact name of registrant as specified in its charter)


                             ____________________


          Bermuda                       333-61457                98-0186828
(State or other jurisdiction of        (Commission            (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)

     Wessex House, 45 Reid Street
          Hamilton, Bermuda                                HM12
(Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code (441) 296-8600

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Item 5.  Other Events

     On October 29, 1999, Global Crossing Ltd., a Bermuda company ("Global Crossing Ltd."), issued a press release, which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

     On November 12, 1999, Global Crossing Ltd. issued a press release, which is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

     On December 8, 1999, Global Crossing Ltd. issued a press release, which is attached as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statement and Exhibits.

     (c)  Exhibits.

          99.1     Press Release of Global Crossing Ltd., dated October 29,
                   1999.

          99.2     Press Release of Global Crossing Ltd., dated November 12,
                   1999.

          99.3     Press Release of Global Crossing Ltd., dated December 8,
                   1999.
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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GLOBAL CROSSING HOLDINGS LTD.



Dated:  December  8, 1999           By: /s/ Lorraine Dean
                                        ____________________________________
                                           Name:   Lorraine Dean
                                           Title:  Secretary
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                                 EXHIBIT INDEX



       Exhibit No.                        Description
       -----------                        -----------

          99.1              Press Release of Global Crossing Ltd.,
                            dated October 29, 1999.


          99.2              Press Release of Global Crossing Ltd.,
                            dated November 12, 1999.


          99.3              Press Release of Global Crossing Ltd.,
                            dated December 8, 1999.